UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.
7707 Gateway Blvd., Suite 140
Newark, California 94560-1160
(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 30, 2017, Protagonist Therapeutics, Inc. (“Protagonist” or “the Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, that the Company entered into an exclusive license and collaboration agreement (the “Collaboration Agreement”) with Janssen Biotech, Inc.  This Current Report on Form 8-K/A amends the Original Report solely to file the Collaboration Agreement as an exhibit hereto.  The other disclosures made in the Original Report remain unchanged.

Item 9.01  Financial Statement and Exhibit

(d) Exhibits

Exhibit	Description

10.1†	Exclusive License and Collaboration Agreement, by and between the Company and Janssen Biotech, Inc., dated May 26, 2017.

†                                         Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: July 31, 2017

	By:	/s/ Thomas P. O’Neil
Thomas P. O’Neil
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description

10.1†	Exclusive License and Collaboration Agreement, by and between the Company and Janssen Biotech, Inc., dated May 26, 2017.

†                                         Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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